Supplement to Spinnaker Advisor Prospectus
                          Supplement dated July 8, 2003
                         to Prospectus dated May 1, 2003


The section titled FIXED ACCOUNT OPTIONS on Page 11 is replaced by the following:

FIXED ACCOUNT OPTIONS
The contract also offers three fixed account options, the Enhanced Fixed Account Option, the Dollar Cost Averaging Fixed Account Option, and the Guaranteed Interest Period Fixed Account Option, which credit interest rates that are set and guaranteed by Safeco Life. Different interest rates may apply to each of your purchase payments depending on the interest rate established for the date we receive the purchase payment and the selection you make. Annual effective interest rates will never be less than the rate guaranteed in your contract.

   Enhanced Fixed Account Option. Each purchase payment will be credited with the interest rate established for the date that we receive the purchase payment. This rate will apply for at least 12 months from the date we receive it. Thereafter we can adjust the interest rate. Adjusted rates will apply to purchase payments and their credited interest for at least 12 months, when the rate can be adjusted again. If you make a withdrawal from this option while a distribution charge applies, your withdrawal may be less than your purchase payment(s). See Section 5 - Charges & Expenses.

   Upon a total withdrawal from the Enhanced Fixed Account Option, you will not receive less than 90% of your purchase payments and transfers allocated to the Enhanced Fixed Account Option accumulated at an annual effective interest rate of 3% each year, less prior withdrawals and transfers from the Enhanced Fixed Account Option accumulated at an annual effective interest rate of 3% each year. If necessary to meet this minimum, charges will be waived.


   Dollar Cost Averaging Fixed Account Option. We credit interest at a specified rate on amounts prior to their being transferred to portfolios you select. Monthly transfers are made over a period of time as selected by you from the available periods shown in the contract. The entire value in this option must be transferred before you allocate an additional purchase payment to this option. You may not choose this option within 12 months of switching to the income phase.

   Upon surrender, you will not receive less than 90% of your purchase payments and transfers allocated to the Dollar Cost Averaging Fixed Account Option accumulated at an annual effective interest rate of 3% each year, less prior transfers from the Dollar Cost Averaging Fixed Account Option accumulated at an annual effective interest rate of 3% each year. If necessary to meet this minimum, charges will be waived.


   Guaranteed Interest Period Fixed Account Option. We credit interest at a specified rate for a guaranteed period. Different guaranteed periods may have different interest rates. Each allocation starts its own guaranteed period. You select one or more guaranteed periods from the available choices. From time to time, we may change or limit the available choices of guaranteed periods. Not all guaranteed periods may be available in all states. Unless you tell us otherwise, we will automatically apply your value at the end of a guaranteed period to a new guaranteed period of the same or next shorter duration at the then current interest rate for that guaranteed period. The next shorter duration will be used if the prior guaranteed period is not currently available. If you move money out during a guaranteed period, as a transfer, withdrawal, or to purchase annuity payments, there will be a market value adjustment. The market value adjustment is based primarily on the difference between the interest rate being credited to the money you move and the current interest rate offered for a guaranteed period of the same duration. In general, if interest rates have dropped, the market value adjustment will be positive and if interest rates have risen, it will be negative. However, upon total withdrawal from a guaranteed period, you will never receive less than 90% of the original amount allocated to that guaranteed period accumulated at 3% annualized interest and adjusted for any prior withdrawals. Unless you tell us otherwise, the market value adjustment will be applied to your remaining contract value. We will not apply a market value adjustment if you move money within 30 days after the end of a guaranteed period. A market value adjustment will apply if your contract value switches to the income phase during the guaranteed period you have selected. You may avoid this result by selecting a guaranteed period that does not extend beyond that date. See the SAI for more information including other factors used in calculating the market value adjustment.

                         Supplement to Spinnaker Advisor
                       Statement of Additional Information
                          Supplement dated July 8, 2003
                            to SAI dated May 1, 2003


The section titled MARKET VALUE ADJUSTMENT on Page 4 is replaced by the following:

                             MARKET VALUE ADJUSTMENT

If money is withdrawn from a guaranteed period under the Guaranteed Interest Period Fixed Account Option before the end of the guaranteed period, we will apply a Market Value Adjustment ("MVA"). The MVA reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. In general, the longer the time remaining to the end of the guaranteed period when the money is withdrawn, the greater the impact due to changing interest rates. The MVA can be positive or negative. However, upon total withdrawal from a guaranteed period, you will never receive less than 90% of the original amount allocated to that guaranteed period accumulated at 3% annualized interest and adjusted for any prior withdrawals. If amounts are taken from more than one guaranteed period at the same time, the MVA is calculated individually for each guaranteed period. The MVA formula is as follows:

      MVA = W x (I - I ) x F
                  c   n     s
where:
W              =the amount withdrawn, transferred, or annuitized from a
                guaranteed period under the Guaranteed Interest Period Fixed Account Option;
I              = the interest rate, in decimal form, credited on the money
 c               withdrawn, transferred, or annuitized;

I              = the interest rate, in decimal form, that would be credited on
 n new money allocated to a guaranteed period of the same duration as the guaranteed period from which money is being taken;
F              =the adjustment factor, which varies by the length of time
 s remaining in the guaranteed period and the interest rate credited on the money withdrawn, transferred, or annuitized;
s              = the number of years remaining until the end of the guaranteed period from which money is being taken. The adjustment factor for partial years will be interpolated between whole-year adjustment factors.

                                   Adjustment Factors (F )
                 Number of Years                        s
                Remaining in the              Where              Where
                Guaranteed Period            I < 6%            I => 6%
                                              c                 c
           ---------------------------     -------------      -------------

                         0                     0.00               0.00
                         1                     0.90               0.90
                         2                     1.80               1.75
                         3                     2.60               2.50
                         4                     3.40               3.15
                         5                     4.10               3.80
                         6                     4.80               4.35
                         7                     5.40               4.85
                         8                     6.00               5.35
                         9                     6.50               5.75
                        10                     7.00               6.15

Examples of a MVA on withdrawals taken before the end of a guaranteed period under the Guaranteed Interest Period Fixed Account Option:

         Example 1
         Assume a 5-year guaranteed period is purchased for $25,000 and earns annualized interest at 6.6%.
         Two years and 61 days later a total withdrawal is requested from this guaranteed period (there are 2 years and 304 days left to the end of the guaranteed period). A new 5-year guaranteed period is now earning 7.0%.

         The MVA that applies equals:
                        (2+61/365)
         $25,000 x 1.066 x        (.066 - .070) x (1.75 + (2.50 - 1.75) x
          304/365) = $28,713.97 x (-.004) x 2.375 = -$272.74
         $28,713.97 - 272.74=$28,441.23

         The minimum guaranteed value after the MVA is .90 x $25,000 x
             (2+61/365)
         1.03 =        $23,988.46. Since $28,441.23 is greater than
         $23,988.46, the customer will receive $28,441.23.



         Example 2
         Assume a 3-year guaranteed period is purchased for $20,000 and earns annualized interest at 5.45%.
         Two years and 182 days later a total withdrawal is requested from this guaranteed period (there are 183 days left to the end of the guaranteed period). A new 3-year guaranteed period is now earning 5.00%.

         The MVA that applies equals:
                         (2+182/365)
         $20,000 x 1.0545           x (.0545 - .0500) x (.90 x 183/365) =
         $22,835.73 x .0045 x .4512 = $46.37
         $22,835.73 + 46.37 = $22,882.10

         The minimum guaranteed value after the MVA is .90 x $20,000 x
             (2+182/365)
         1.03           = $19,379.75 Since $22,882.10 is greater than
         $19,379.75 the customer will receive $22,882.10.

From time to time we may limit or change guaranteed periods under the Guaranteed Interest Period Fixed Account Option. Not all guaranteed periods may be available in all states. For purposes of calculating MVAs, we will continue to set new money rates for all guaranteed periods.